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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:  January 16, 2001


                              VISION-SCIENCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-20970                                          13-3430173
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


9 STRATHMORE ROAD, NATICK, MA                                          01760
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (508) 650-9971
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS

         Vision-Sciences, Inc., (the "Company") announced on January 3, 2001 that the Company has completed a $3,464,200 private equity placement with Mr. Katsumi Oneda, Chairman, CEO and President, Mr. Lewis Pell, Vice Chairman, Dr. Gerald B. Lichtenberger, Vice President of Business Development, Mr. Kenneth Anstey, a member of the Company's Board of Directors and a group of private investors. The Company sold an aggregate of 5,587,418 shares of common stock at a price of $0.62 per share, which represents 80% of the average closing price of the common stock during the five trading days ended December 11, 2000. A copy of the Company's press release regarding the transaction is attached hereto as
Exhibit 99.1.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.      EXHIBIT

99.1 Press release, dated January 3, 2001, announcing $3.5 million private placement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 16, 2001              VISION-SCIENCES, INC.


                                     By: /s/ James A. Tracy
                                     ----------------------
                                     James A. Tracy
                                     Vice President Finance, Chief Financial and
                                     Accounting Officer